UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: June 30, 2020
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CTAM	OTCQX Best Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Stockholders for A.M. Castle & Co. (the “Company”) held on June 30, 2020, the Company’s stockholders approved a proposal to amend the Company’s charter to authorize an increase in the Company’s authorized shares of capital stock and Common Stock. On June 30, 2020, the Company filed Articles of Amendment with the Secretary of State of the State of Maryland, which amended its Articles of Amendment and Restatement effective on such date. A copy of the Articles of Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The material terms of the amendment to the Company’s charter are described in more detail in the Company's Proxy Statement, filed with the Securities and Exchange Commission on May 29, 2020 (the “Proxy Statement”) under “Proposal No. 4 – Approval of Charter Amendment to Increase Authorized Shares of Common Stock.” Such description is qualified in its entirety by reference to the text of the Articles of Amendment.
Item 5.07 – Submission of Matters to a Vote of Security Holders.
The Company held its Annual Meeting of Stockholders on June 30, 2020. The matters that were voted on at the Annual Meeting of Stockholders and the final voting results for each matter are set forth below.
Proposal No. 1: Election of Directors
The following director nominees were elected to the Board of Directors of the Company to serve until to serve until the Company’s 2021 Annual Meeting of Stockholders or until their successors are elected and qualified.

Director Nominee	For	Abstain	Broker Non-Votes
Jeffrey A. Brodsky	57,005,521	78,586	625,062
Marec E. Edgar	57,076,529	7,578	625,062
Jonathan B. Mellin	57,004,320	79,787	625,062
Steven W. Scheinkman	57,076,147	7,960	625,062
Jonathan Segal	57,075,864	8,243	625,062
Michael J. Sheehan	57,075,867	8,240	625,062
Parker Tornell	57,075,874	8,233	625,062
Proposal No. 2: Advisory Vote to Approve Executive Compensation
A proposal to approve, on an advisory non-binding basis, the Company's executive compensation as disclosed in the Proxy Statement passed as follows:

For	Against	Abstain	Broker Non-Votes
57,070,558	11,554	1,995	625,062
Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified as follows:

For	Against	Abstain	Broker Non-Votes
57,707,054	1,709	406	0
Proposal No. 4: Approval of Charter Amendment to Increase Authorized Shares of Common Stock
A proposal to approve the amendment of the Company’s Articles of Amendment and Restatement to authorize an increase in the Company’s authorized shares of capital stock and Common Stock passed as follows:

For	Against	Abstain	Broker Non-Votes
56,597,326	486,337	444	625,062

Item 9.01 – Financial Statements and Exhibits
(d) The following exhibit is filed herewith:

Exhibit Number	Description
3.1	Articles of Amendment of A.M. Castle & Co., dated June 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

	By:	/s/ Jeremy Steele
July 2, 2020		Jeremy Steele
Senior Vice President, General Counsel & Secretary

4